UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2016 (January 5, 2016)

Colony Starwood Homes

(Exact name of registrant as specified in its charter)

Maryland	001-36163	80-6260391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8665 East Hartford Drive Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(480) 362-9760

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 8, 2016, Colony Starwood Homes (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission (“SEC”) to report that on January 5, 2016, the Company, upon the recommendation and approval of the Company’s Audit Committee, (1) reconfirmed the retention of Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm for the fiscal year ended December 31, 2015, and (2) engaged Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm for the fiscal year ending December 31, 2016, including the interim quarterly periods ending March 31, June 30 and September 30, 2016. In connection with the engagement of E&Y, the Company notified Deloitte that it would be dismissed as the Company’s independent registered public accounting firm upon the completion of Deloitte’s independent audit for the fiscal year ended December 31, 2015.

This Amendment No. 1 to Form 8-K (“Amendment No. 1”) amends the Original Filing to confirm that Deloitte has completed all activities related to its independent audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2015 and that Deloitte’s dismissal as the Company’s independent auditor was therefore effective as of February 29, 2016. This Amendment No. 1 also updates the disclosures provided in the Original Filing through the completion of services by Deloitte.

Item 4.01	Changes in Registrant’s Certifying Accountant

The audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and 2014, and the subsequent period through February 29, 2016, there were (1) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Act of 1933, as amended (“Regulation S-K”), with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter in its reports for such years and (2) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through February 29, 2016, neither the Company nor anyone on its behalf has consulted with E&Y regarding (1) application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements and neither a written report nor oral advice was provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (3) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Deloitte with a copy of the above disclosures and has requested that Deloitte furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Deloitte’s letter dated February 29, 2016 is attached as Exhibit 16.1 to this Amendment No. 1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated February 29, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY STARWOOD HOMES

Dated: February 29, 2016	By:	/s/ Tamra D. Browne
	Name:	Tamra D. Browne
	Title:	Authorized Signatory

Exhibit Index

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated February 29, 2016